EXHIBIT 99.1

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
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                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              NEW ISSUE TERM SHEET

                           $527,879,000 (approximate)

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                   First Franklin Mortgage Loan Trust 2005-FF1
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                      First Franklin Financial Corporation
                                   Originator

                              Saxon Mortgage, Inc.
                                    Servicer

               Mortgage Pass-Through Certificates, Series 2005-FF1




--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

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Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
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Transaction Summary

                                Expected Ratings
              Expected            (S&P/Moody's/
  Class       Amount(1)            Fitch/DBRS)
---------   ------------    -------------------------
  A-1A       531,025,000         AAA/Aaa/AAA/AAA
  A-1B       132,756,000         AAA/Aaa/AAA/AAA
 A-2A(6)    [150,000,000]        AAA/Aaa/AAA/AAA
A-2B-1(6)   [101,348,000]        AAA/Aaa/AAA/AAA
A-2B-2(6)    [41,623,000]        AAA/Aaa/AAA/AAA
A-2B-3(6)    [39,180,000]        AAA/Aaa/AAA/AAA
   M-1        84,589,000          AA/Aa2/AA+/AA
   M-2        59,274,000            A+/A2/A/A
   M-3        17,288,000            A/A3/A/A
   B-1        15,436,000       A-/Baa1/A-/ A(low)
   B-2        12,349,000    BBB+/Baa2/BBB+/BBB (high)
   B-3         6,792,000        BBB/Baa3/BBB/BBB
   B-4        12,349,000      BBB-/Ba1/BB+/BB(high)

                                 Avg. Life          Mod. Dur.                                       Initial Credit
                    Interest      to Call/          to Call/               Payment Window            Enhancement
  Class     Index     Type     Mty(yrs)(2)(3)   Mty(yrs)(2)(3)(4)         to Call/Mty(2)(3)            Level(5)
---------   -----   --------   --------------   -----------------   -----------------------------   --------------
  A-1A                                    ***Not Offered - 144A Private Placement***
  A-1B                                    ***Not Offered - 144A Private Placement***
 A-2A(6)     1mL    Floating    2.67 / 2.90        2.49 / 2.67      03/05 - 01/13 / 03/05 - 07/22       19.35%
A-2B-1(6)    1mL    Floating    1.00 / 1.00        0.98 / 0.98      03/05 - 04/07 / 03/05 - 04/07       19.35%
A-2B-2(6)    1mL    Floating    3.00 / 3.00        2.87 / 2.87      04/07 - 07/09 / 04/07 - 07/09       19.35%
A-2B-3(6)    1mL    Floating    6.62 / 7.70        6.00 / 6.79      07/09 - 01/13 / 07/09 - 07/22       19.35%
   M-1       1mL    Floating    5.30 / 5.84        4.84 / 5.24      05/08 - 01/13 / 05/08 - 08/19       12.50%
   M-2       1mL    Floating    5.27 / 5.75        4.77 / 5.12      04/08 - 01/13 / 04/08 - 03/18        7.70%
   M-3       1mL    Floating    5.26 / 5.68        4.75 / 5.06      04/08 - 01/13 / 04/08 - 09/16        6.30%
   B-1       1mL    Floating    5.25 / 5.61        4.68 / 4.94      03/08 - 01/13 / 03/08 - 01/16        5.05%
   B-2       1mL    Floating    5.25 / 5.54        4.67 / 4.88      03/08 - 01/13 / 03/08 - 04/15        4.05%
   B-3       1mL    Floating    5.25 / 5.46        4.53 / 4.67      03/08 - 01/13 / 03/08 - 08/14        3.50%
   B-4                                    ***Not Offered - 144A Private Placement***

(1)   Subject to a variance of plus or minus 5%.

(2)   Pricing will assume the 10% optional clean-up call is exercised.

(3) Based on 100% of the applicable prepayment assumption. See Summary of Terms.

(4)   Assumes pricing at par.

(5)   Includes 2.50% overcollateralization.

(6)   The Class A-2 amounts are subject to change based on market demand.

The Class A-2A, Class A-2B-1, Class A- 2B-2, Class A-2B-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

Summary of Terms

Issuer:                       First Franklin Mortgage Loan Trust 2005-FF1

Depositor:                    Securitized Asset Backed Receivables LLC

Originator:                   First Franklin Financial Corporation

Servicer:                     Saxon Mortgage, Inc.

Loan Performance
Advisor:                      Mortgageramp, Inc., a Delaware Corporation

Trustee:                      JPMorgan Chase Bank, National Association

Lead Manager:                 Barclays Capital Inc.


Summary of Terms (cont'd)

Rating Agencies:              S&P/Moody's/Fitch/DBRS


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

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Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
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Offered Certificates:         Classes A-2A, A-2B-1, A-2B-2, A-2B-3, M-1, M-2,
                              M-3, B-1, B-2 and B-3 certificates.

LIBOR Certificates:           The Class A-1 certificates, Class B-4 certificates
                              and the Offered Certificates.

Expected Closing Date:        February 24, 2005

Delivery:                     DTC, Euroclear and Clearstream.

Distribution Dates:           The 25th of each month, or if such day is not a
                              business day, on the next business day, beginning in March 2005.

Final Scheduled
Distribution Date:            The Distribution Date occurring in December 2034.

Due Period:                   With respect to any Distribution Date, the period
                              commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs.

Prepayment Period:            With respect to any Distribution Date, the period
                              commencing on the 16th day of the month preceding the month in which such Distribution Date occurs
                              (or in the case of the first Distribution Date, commencing on the cut-off date), and ending on the 15th day of the month in which such Distribution
                              Date occurs.

Interest Accrual Period:      With respect to any Distribution Date, the period
                              commencing on the immediately preceding
                              Distribution Date (or, for the initial
                              Distribution Date, the closing date) and ending on the day immediately preceding the current
                              Distribution Date.

Accrued Interest:             The price to be paid by investors for the Offered
                              Certificates will not include accrued interest, and therefore will settle flat.

Interest Day Count:           Actual/360.

Interest Payment Delay:       Zero days.

Cut-off Date:                 February 1, 2005

Tax Status:                   The Offered Certificates will be treated as
                              "regular interests" in a REMIC for federal income tax purposes.

ERISA Eligibility:            Subject to the considerations detailed in the
                              Prospectus, all the Offered Certificates are expected to be ERISA eligible.

SMMEA Eligibility:            The Offered Certificates are not expected to
                              constitute "mortgage related securities" for purposes of SMMEA.


Summary of Terms (cont'd)

Class A Certificate
Group:                        Either the Class A-1 Certificates or Class A-2
                              Certificates, as applicable.

Class A-1 Certificates:       Collectively, the Class A-1A and Class A-1B
                              certificates.

Class A-2 Certificates:       Collectively, the Class A-2A and Class A-2B
                              certificates.

Class A-2B Certificates:      Collectively, the Class A-2B-1, Class A-2B-2 and
                              Class A-2B-3 certificates.

Class M Certificates:         Collectively, the Class M-1, Class M-2, and Class
                              M-3 certificates.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Class B Certificates:         Collectively, the Class B-1, Class B-2, Class B-3
                              and Class B-4 certificates.

Mortgage Loans:               The mortgage loans to be included in the trust
                              will be primarily adjustable- and fixed-rate sub-prime mortgage loans secured by first-lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by an affiliate of the depositor from First Franklin Financial Corporation or its affiliates. On the closing date, the trust will acquire the mortgage loans. The aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date will be approximately
                              $1,234,881,455. Approximately 90.14% of the
                              mortgage loans are adjustable-rate mortgage loans and approximately 9.86% are fixed-rate mortgage loans. All of the mortgage loans are first-lien mortgage loans. The information regarding the mortgage loans set forth below that is based on the principal balance of the mortgage loans as of the Cut-off Date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the Cut-off Date and, with the exception of 30-to 59-day delinquencies comprising 1.40% of the aggregate scheduled principal balance of the mortgage loans on the Cut-off Date, no delinquencies, defaults or prepayments, from January 21, 2005 through the Cut-off Date. See the attached collateral descriptions for additional information on the initial mortgage loans as of the Cut-off Date.

Group I Mortgage Loans:       Approximately $823 million of mortgage loans that
                              have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie
                              Mae.

Group II Mortgage Loans:      Approximately $412 million of mortgage loans that
                              predominantly have original principal balances that may or may not conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Summary of Terms (cont'd)

Monthly Servicer
Advances:                     The Servicer will be obligated to advance its own
                              funds in an amount equal to the aggregate of all payments of principal and interest (net of servicing fees) that were due during the related due period on the mortgage loans and not received by the applicable Servicer determination date.
                              Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds, liquidation proceeds or subsequent recoveries.

Pricing Prepayment
Speed: Fixed Rate Mortgage Loans: CPR starting at approximately 1.533% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 increase for each month), and remaining at 23% CPR thereafter.

                              ARM Mortgage Loans: 25% CPR.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Credit Enhancement:           The credit enhancement provided for the benefit of
                              the holders of the certificates consists solely of: (a) the use of excess interest to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization; (b) the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and (c) the allocation of losses to the most subordinate classes of certificates.

Senior Enhancement
Percentage:                   For any Distribution Date, the percentage obtained
                              by dividing (x) the sum of (i) the aggregate Class
                              Certificate Balances of the Class M and Class B certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal
                              Distribution Amount for that Distribution Date) by
                              (y) the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date.

Stepdown Date:                The later to occur of:

                              (i)    the earlier to occur of:

                                     (a)  the Distribution Date in March 2008
                                          and

                                     (b)  the Distribution Date following the
                                          Distribution Date on which the
                                          aggregate Class Certificate Balances
                                          of the Class A certificates have been
                                          reduced to zero; and

                              (ii) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that Distribution Date but prior to any applications of Principal Distribution Amount to the certificates) is greater than or equal to the Specified Senior Enhancement Percentage
                                     (approximately 38.70%).


Summary of Terms (cont'd)

Trigger Event:                Either a Cumulative Loss Trigger Event or
                              Delinquency Trigger Event.

Delinquency Trigger
Event: With respect to any Distribution Date, the circumstances in which the quotient (expressed as a percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent (including mortgage loans in foreclosure, mortgage loans related to REO property and mortgage loans where the mortgagor has filed for bankruptcy) and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related Due Period, equals or exceeds 40.00% of the prior period's Senior Enhancement Percentage.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Cumulative Loss Trigger
Event: With respect to any Distribution Date, the circumstances in which the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date.

                              Distribution Date
                              Occurring in         Loss Percentage
                              ------------------   ---------------

                              March 2008 through
                              February 2009        2.750% for the first month,
                                                   plus an additional 1/12th of
                                                   1.500% for each month
                                                   thereafter (e.g., 3.500% in
                                                   September 2008)

                              March 2009 through
                              February 2010        4.250% for the first month,
                                                   plus an additional 1/12th of
                                                   1.000% for each month
                                                   thereafter (e.g., 4.750% in
                                                   September 2009)

                              March 2010 through
                              February 2011        5.250% for the first month,
                                                   plus an additional 1/12th of
                                                   0.750% for each month
                                                   thereafter (e.g., 5.625% in
                                                   September 2010)

                              March 2011 and
                              thereafter           6.00%

Sequential Trigger
Event: With respect to any Distribution Date, before the 37th Distribution Date, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds 2.75%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Optional Clean-up Call:       The Servicer may, at its option, purchase the
                              mortgage loans and REO properties and terminate the trust on any Distribution Date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period, is equal to or less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date.


Summary of Terms (cont'd)

Credit Enhancement
Percentage:                   Initial Credit                 Target Credit
                              Enhancement                    Enhancement
                              ------------------             ------------------
                              Class A:     19.35%            Class A:     38.70%
                              Class M-1:   12.50%            Class M-1:   25.00%
                              Class M-2:    7.70%            Class M-2:   15.40%
                              Class M-3     6.30%            Class M-3    12.60%
                              Class B-1:    5.05%            Class B-1:   10.10%
                              Class B-2:    4.05%            Class B-2:    8.10%
                              Class B-3:    3.50%            Class B-3:    7.00%
                              Class B-4:    2.50%            Class B-4:    5.00%

Step-up Coupons:              For all LIBOR Certificates the interest rate will
                              increase after the Optional Clean-up Call date, should the call not be exercised. At that time, the Class A fixed margins will be 2x their respective initial fixed margins and the Class M and Class B fixed margins will be 1.5x their respective initial fixed margins.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Class A-1A certificates
Pass-Through Rate:            The Class A-1A certificates will accrue interest
                              at a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)   the Group I Loan Cap.

Class A-1B certificates
Pass-Through Rate:            The Class A-1B certificates will accrue interest
                              at a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)   the Group I Loan Cap.

Class A-2A Certificates
Pass-Through Rate:            The Class A-2A certificates will accrue interest
                              at a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)   the Group II Loan Cap.

Class A-2B-1
Certificates
Pass-Through Rate:            The Class A-2B-1 certificates will accrue interest
                              at a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)   the Group II Loan Cap.


Summary of Terms (cont'd)

Class A-2B-2
Certificates
Pass-Through Rate:            The Class A-2B-2 certificates will accrue interest
                              at a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)   the Group II Loan Cap.

Class A-2B-3
Certificates
Pass-Through Rate:            The Class A-2B-3 certificates will accrue interest
                              at a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)   the Group II Loan Cap.

Class M-1 Pass-Through
Rate: The Class M-1 certificates will accrue interest at a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)   the Pool Cap.

Class M-2 Pass-Through
Rate: The Class M-2 certificates will accrue interest at a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable and

                              (ii)   the Pool Cap.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Class M-3 Pass-Through
Rate: The Class M-3 certificates will accrue interest at a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)   the Pool Cap.

Class B-1 Pass-Through
Rate: The Class B-1 certificates will accrue interest at a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)   the Pool Cap.

Class B-2 Pass-Through
Rate: The Class B-2 certificates will accrue interest at a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)   the Pool Cap.


Summary of Terms (cont'd)

Class B-3 Pass-Through
Rate: The Class B-3 certificates will accrue interest at a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)   the Pool Cap.

Class B-4 Pass-Through
Rate: The Class B-4 certificates will accrue interest at a per annum rate equal to the lesser of:

                              (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                              (ii)   the Pool Cap.

Group I Loan Cap:             Product of:

                              (i) the weighted average of the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and

                              (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Group II Loan Cap:            Product of:

                              (i) the weighted average of the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and

                              (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Pool Cap:                     Product of:

                              (i) the weighted average of (x) the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee
                                     Rate) and (y) the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, in each case weighted on the basis of the related Group Subordinate Amount and

                              (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.


Summary of Terms (cont'd)

Group Subordinate
Amount:                       For any Distribution Date,

                              (i) for the Group I Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-1 Certificates immediately prior to such Distribution Date and

                              (ii) for the Group II Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group II Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-2 Certificates immediately prior to such Distribution Date.

Basis Risk Carry Forward
Amount: On any Distribution Date and for any class of LIBOR Certificates is the sum of:

                              (x)    the excess of:

                                     (i)  the amount of interest that class of
                                          certificates would have been entitled
                                          to receive on that Distribution Date
                                          had the Pass-Through Rate not been
                                          subject to the Group I Loan Cap, the
                                          Group II Loan Cap or the Pool Cap, as
                                          applicable, over

                                     (ii) the amount of interest that class of
                                          certificates received on that
                                          Distribution Date based on the Group I
                                          Loan Cap, the Group II Loan Cap, or
                                          the Pool Cap, as applicable, and

                              (y)    the unpaid portion of any such excess
                                     described in clause (x) from prior
                                     Distribution Dates (and related accrued
                                     interest at the then applicable
                                     Pass-Through Rate on that class of
                                     certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable).


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Interest Distributions
on the LIBOR
Certificates:                 On each Distribution Date and after payments of
                              servicing and trustee fees and other expenses, interest distributions from the Interest
                              Remittance Amount will be allocated as follows:

                              (i) the portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Class A-1 Certificates and second, pro rata to the Class A-2 Certificates;

                              (ii) the portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Class A-2 Certificates and second, pro rata to the Class A-1 certificates;

                              (iii)  to the Class M-1 certificates, their
                                     Accrued Certificate Interest;

                              (iv)   to the Class M-2 certificates, their
                                     Accrued Certificate Interest;

                              (v)    to the Class M-3 certificates, their
                                     Accrued Certificate Interest;

                              (vi)   to the Class B-1 certificates, their
                                     Accrued Certificate Interest;

                              (vii)  to the Class B-2 certificates, their
                                     Accrued Certificate Interest;

                              (viii) to the Class B-3 certificates, their
                                     Accrued Certificate Interest; and

                              (ix)   to the Class B-4 certificates, their
                                     Accrued Certificate Interest.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Principal Distribution
on the LIBOR
Certificates:                 On each Distribution Date (a) prior to the
                              Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A certificates, allocated between the Class A certificates as described below, until their Class Certificate Balances have been reduced to zero;

                              (ii) to the Class M-1 certificates, until their Class Certificate Balance has been reduced to zero;

                              (iii) to the Class M-2 certificates, until their Class Certificate Balance has been reduced to zero;

                              (iv) to the Class M-3 certificates, until their Class Certificate Balance has been reduced to zero;

                              (v) to the Class B-1 certificates, until their Class Certificate Balance has been reduced to zero;

                              (vi) to the Class B-2 certificates, until their Class Certificate Balance has been reduced to zero;

                              (vii) to the Class B-3 certificates, until their Class Certificate Balance has been reduced to zero; and

                              (viii) to the Class B-4 certificates, until their
                                     Class Certificate Balance has been reduced to zero

                              On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until their Class Certificate Balances have been reduced to zero;

                              (ii) to the Class M-1 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                              (iii) to the Class M-2 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                              (iv) to the Class M-3 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Principal Distribution
on the LIBOR
Certificates: (cont'd)        (v)    to the Class B-1 certificates, the lesser
                                     of the remaining Principal Distribution
                                     Amount and the Class B-1 Principal
                                     Distribution Amount, until their Class
                                     Certificate Balance has been reduced to
                                     zero;

                              (vi) to the Class B-2 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                              (vii) to the Class B-3 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

                              (viii) to the Class B-4 certificates, the lesser
                                     of the remaining Principal Distribution
                                     Amount and the Class B-4 Principal
                                     Distribution Amount, until their Class
                                     Certificate Balance has been reduced to
                                     zero.

Allocation of Principal
Payments to Class A
Certificate Group:            All principal distributions to the holders of the
                              Class A Certificates on any Distribution Date will be allocated concurrently between the Class A-1 certificates, on the one hand, and the Class A-2
                              Certificates, on the other hand, based on the Class A Principal Allocation Percentage for the
                              Class A-1 Certificates and the Class A-2
                              Certificates, as applicable. However, if the Class
                              Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A
                              Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution
                              Dates, will be distributed to the holders of the Class A certificates in the other Class A
                              Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class
                              Certificate Balances have been reduced to zero.
                              Any payments of principal to the Class A-1
                              Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Class A-2
                              Certificates will be made first from payments relating to the Group II Mortgage Loans.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Allocation of Principal
Payments to Class A
Certificate Group: (cont'd)   Any principal distributions allocated to the Class
                              A-1 Certificates are required to be distributed pro rata between the Class A-1A certificatesand the Class A-1B Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions will be distributed first, to the Class A-1A Certificates, and second, to the Class A-1B certificatesuntil their Class
                              Certificate balance has been reduced to zero.

                              Except as described below, any principal distributions allocated to the Class A-2 Certificates are required to be distributed pro rata between the Class A-2A Certificates and the Class A-2B Certificates. Principal distributions to the Class A-2B Certificates will be allocated first to the Class A-2B-1 Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2B-2 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2B-3 Certificates, until their Class Certificate Balance has been reduced to zero.

                              Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Class A-2 certificates will be distributed pro rata among the Class A-2B-1, Class A-2B-2 and Class A-2B-3 certificates.


Summary of Terms (cont'd)

Cap Provider:                 Barclays Bank PLC, as Cap Provider, is a bank
                              authorized and regulated by the United Kingdom's
                              Financial Services Authority and is a member of the London Stock Exchange. As of the date hereof, Barclays Bank PLC is rated AA+ by Fitch, AA by S&P and Aa1 by Moody's.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Interest Rate Cap
Agreements:                   The LIBOR Certificates (other than the Class A-1
                              certificates) will have the benefit of three interest rate cap agreements provided by the Cap
                              Provider. All obligations of the trust under the interest rate cap agreements will be paid on or prior to the Closing Date.

Class A-2 Interest Rate
Cap: The Class A-2 Certificates will have the benefit of an interest rate cap agreement (the "Class A-2 Cap Agreement"), with an initial notional amount of $33,215,100 provided by the Cap Provider. In connection with the first 32 Distribution Dates, the Cap Provider will be obligated under the Class A-2 Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the 1-month LIBOR rate as of that Distribution Date and (ii) a cap ceiling rate of [9.730%] over a specified cap strike rate (ranging from [5.810%] to [9.270%]), and (b) the product of the Class A-2 notional balance and the index rate multiplier set forth in the attached Interest Rate Cap Schedule for that Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class A-2 Cap Agreement will terminate following the Distribution Date in October 2007.

Class M Interest Rate
Cap: The Class M Certificates will have the benefit of an interest rate cap agreement (the "Class M Cap Agreement"), with an initial notional amount of $16,115,100 provided by the Cap Provider. In connection with the first 32 Distribution Dates, the Cap Provider will be obligated under the Class M Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of [8.860%], over a specified cap strike rate (ranging from [5.340%] to [8.120%]), and (b) the product of the Class M notional balance and the index rate multiplier set forth in the attached Interest Rate Cap Schedule for that Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class M Cap Agreement will terminate following the Distribution Date in October 2007.


Summary of Terms (cont'd)

Class B Interest Rate
Cap: The Class B Certificates will have the benefit of an interest rate cap agreement (the "Class B Cap Agreement"), with an initial notional amount of $4,692,600 provided by the Cap Provider. In connection with the first 32 Distribution Dates, the Cap Provider will be obligated under the Class B Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of [7.500%], over a specified cap strike rate (ranging from [3.980%] to [6.760%]), and (b) the product of the Class B notional balance and the index rate multiplier set forth in the attached Interest Rate Cap Schedule for that Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class B Cap Agreement will terminate following the Distribution Date in October 2007.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Allocation of Net
Monthly Excess Cash
Flow: For any Distribution Date, any Net Monthly Excess Cash Flow shall be paid as follows:

                              (a) to the holders of the Class M-1 certificates,
                                  any Unpaid Interest Amount;

                              (b) to the holders of the Class M-1 certificates,
                                  any Unpaid Realized Loss Amount;

                              (c) to the holders of the Class M-2 certificates,
                                  any Unpaid Interest Amount;

                              (d) to the holders of the Class M-2 certificates,
                                  any Unpaid Realized Loss Amount;

                              (e) to the holders of the Class M-3 certificates,
                                  any Unpaid Interest Amount; (f) to the holders of the Class M-3 certificates, any Unpaid Realized Loss Amount;

                              (g) to the holders of the Class B-1 certificates,
                                  any Unpaid Interest Amount;

                              (h) to the holders of the Class B-1 certificates,
                                  any Unpaid Realized Loss Amount;

                              (i) to the holders of the Class B-2 certificates,
                                  any Unpaid Interest Amount;

                              (j) to the holders of the Class B-2 certificates,
                                  any Unpaid Realized Loss Amount;

                              (k) to the holders of the Class B-3 certificates,
                                  any Unpaid Interest Amount;

                              (l) to the holders of the Class B-3 certificates,
                                  any Unpaid Realized Loss Amount;

                              (m) to the holders of the Class B-4 certificates,
                                  any Unpaid Interest Amount;

                              (n) to the holders of the Class B-4 certificates,
                                  any Unpaid Realized Loss Amount;

                              (o) to the Excess Reserve Fund Account, the amount
                                  of any Basis Risk Payment for that
                                  Distribution Date;


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Allocation of Net
Monthly Excess Cash
Flow: (cont'd)                (p) (i) from any Class A-2 Interest Rate Cap
                                  Payment on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward Amount with respect to the Class A-2 Certificates for that Distribution Date, allocated (a) first, among the Class A-2A, Class A-2B-1, Class A-2B-2 and Class A-2B-3 certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class A-2 Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, any remaining amounts to the Class A-2A, Class A-2B-1, Class A-2B-2 and Class A-2B-3 certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts,
                                  (ii) from any Class M Interest Cap Payment on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward Amount with respect to the Class M certificates for that Distribution Date, allocated (a) first, among the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class M Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, any remaining amounts to the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts, and (iii) from any Class B Interest Rate Cap Payment on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward Amount with respect to the Class B certificates for that Distribution Date, allocated (a) first, among the Class B-1, Class B-2, Class B-3 and Class B-4 certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class B Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, any remaining amounts to the Class B-1, Class B-2, Class B-3 and Class B-4 certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts;


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Allocation of Net
Monthly Excess Cash
Flow: (cont'd)                (q) from funds on deposit in the Excess Reserve
                                  Fund Account (not including any Interest Rate Cap Payment included in that account) with respect to that Distribution Date, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date to the LIBOR Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates except that the Class A Certificates will be paid pro rata based on any unpaid Basis Risk Carry Forward Amount;

                              (r) to the Class X certificates, those amounts as
                                  described in the pooling and servicing
                                  agreement; and

                              (s) to the holders of the Class R certificates,
                                  any remaining amount.


Summary of Terms (cont'd)

Interest Remittance
Amount: With respect to any Distribution Date and the mortgage loans in a loan group, that portion of available funds attributable to interest relating to mortgage loans in that mortgage loan group.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Accrued Certificate
Interest:                     For each class of LIBOR Certificates on any
                              Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related
                              Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statute.

Principal Distribution
Amount:                       For each Distribution Date will equal the sum of
                              (i) the Basic Principal Distribution Amount for that Distribution Date and (ii) the Extra Principal Distribution Amount for that Distribution Date.

Basic Principal
Distribution Amount:          With respect to any Distribution Date, the excess
                              of (i) the aggregate Principal Remittance Amount for that Distribution Date over (ii) the Excess
                              Subordinated Amount, if any, for that Distribution
                              Date.

Net Monthly Excess Cash
Flow: Available Funds remaining after the amount necessary to make all payments of interest and principal to the LIBOR certificates.

Extra Principal
Distribution Amount:          As of any Distribution Date, the lesser of (x) the
                              related Total Monthly Excess Spread for that
                              Distribution Date and (y) the related
                              Subordination Deficiency, if any, for that Distribution Date.

Total Monthly Excess
Spread: As to any Distribution Date equals the excess, if any, of (x) the interest on the mortgage loans received by the Servicer on or prior to the related Determination Date or advanced by the Servicer for the related Servicer Remittance Date, net of the servicing fee, trustee fee and the Loan Performance Advisor fee, over (y) the amount paid as interest to the LIBOR Certificates at their respective Pass-Through Rates.

Subordinated Amount:          With respect to any Distribution Date, the excess,
                              if any, of (a) the aggregate Stated Principal
                              Balance of the mortgage loans for that
                              Distribution Date (after taking into account the distribution of principal to the mortgage loans for such Distribution Date) over (b) the aggregate
                              Class Certificate Balance of the LIBOR
                              Certificates as of that date (after taking into account the distribution of the Principal
                              Remittance Amount on those certificates on that Distribution Date).


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Specified Subordinated
Amount: Prior to the Stepdown Date, an amount equal to 2.50% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date. On and after the Stepdown Date, an amount equal to 5.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, subject to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date; provided, however, that if, on any Distribution Date, a Trigger Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's Specified Subordinated Amount until the Distribution Date on which a Trigger Event no longer exists. When the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Subordinated Amount will thereafter equal zero.

Excess Subordinated
Amount: With respect to any Distribution Date, the excess, if any, of (a) the Subordinated Amount on that Distribution Date over (b) the Specified Subordinated Amount.

Subordination
Deficiency:                   With respect to any Distribution Date, the excess,
                              if any, of (a) the Specified Subordinated Amount for that Distribution Date over (b) the Subordinated Amount for that Distribution Date.

Principal Remittance
Amount: With respect to any Distribution Date, to the extent of funds available as described in the prospectus supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the Servicer on or prior to the related Determination Date or advanced by the Servicer for the related Servicer Remittance Date; (ii) all full and partial principal prepayments on mortgage loans received during the related Prepayment Period; (iii) all net liquidation proceeds, condemnation proceeds, insurance proceeds and subsequent recoveries received on the mortgage loans and allocable to principal; (iv) the portion of the purchase price allocable to principal with respect to each deleted mortgage loan that was repurchased during the period from the prior Distribution Date through the business day prior to the current Distribution Date; (v) the Substitution Adjustment Amounts received in connection with the substitution of any mortgage loan as of that Distribution Date; and (vi) the allocable portion of the proceeds received with respect to the Optional Clean-up Call (to the extent they relate to principal).


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Class A Principal
Allocation Percentage:        For any Distribution Date is the percentage
                              equivalent of a fraction, determined as follows:

                              (1) with respect to the Class A-1 certificates, a
                                  fraction, the numerator of which is the
                                  portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group I Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date; and

                              (2) with respect to the Class A-2 Certificates, a
                                  fraction, the numerator of which is the
                                  portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group II Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.

Class A Principal
Distribution Amount:          For any Distribution Date is the excess of (a) the
                              aggregate Class Certificate Balance of the Class A
                              Certificate Group immediately prior to that Distribution Date over (b) the lesser of (x) approximately 61.30% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,174,407.

Class M-1 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balance of the Class A Certificate
                              Group (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date) and (b) the Class Certificate
                              Balance of the Class M-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 75.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal
                              Balance of the mortgage loans for that
                              Distribution Date over $6,174,407.

Class M-2 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balance of the Class A Certificate
                              Group (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date) and (c) the Class Certificate Balance of the
                              Class M-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 84.60% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,174,407.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Class M-3 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balance of the Class A Certificate
                              Group (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date) and
                              (d) the Class Certificate Balance of the Class M-3 certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a) approximately 87.40% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,174,407.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Class B-1 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balance of the Class A Certificate
                              Group (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date), and (e) the Class Certificate Balance of the Class
                              B-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 89.90% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,174,407.

Class B-2 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balance of the Class A Certificate
                              Group (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date),
                              (e) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal
                              Distribution Amount on that Distribution Date) and
                              (f) the Class Certificate Balance of the Class B-2 certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a) approximately 91.90% of the aggregate Stated
                              Principal Balance of the mortgage loans on that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans on that Distribution Date over $6,174,407.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Class B-3 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balance of the Class A Certificate
                              Group (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date),
                              (e) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal
                              Distribution Amount on that Distribution Date),
                              (f) the Class Certificate Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal
                              Distribution Amount on that Distribution Date), and (g) the Class Certificate Balance of the Class
                              B-3 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 93.00% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,174,407.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Class B-4 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balance of the Class A Certificate
                              Group (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date),
                              (e) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal
                              Distribution Amount on that Distribution Date),
                              (f) the Class Certificate Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal
                              Distribution Amount on that Distribution Date),
                              (g) the Class Certificate Balance of the Class B-3 certificates (after taking into account distribution of the Class B-3 Principal
                              Distribution Amount on that Distribution Date), and (h) the Class Certificate Balance of the Class
                              B-4 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 95.00% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,174,407.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

PPC (%)                               50          75         100         125         150         175
                                  ----------  ----------  ----------  ----------  ----------  ----------
A-2A     WAL (yrs)                      5.38        3.64        2.67        2.00        1.48        1.13
         First Payment Date        3/25/2005   3/25/2005   3/25/2005   3/25/2005   3/25/2005   3/25/2005
         Expected Final Maturity   6/25/2020  10/25/2015   1/25/2013   4/25/2011   2/25/2010   1/25/2008
         Window                      1 - 184     1 - 128      1 - 95      1 - 74      1 - 60      1 - 35
A-2B-1   WAL (yrs)                      2.05        1.35        1.00        0.79        0.64        0.54
         First Payment Date        3/25/2005   3/25/2005   3/25/2005   3/25/2005   3/25/2005   3/25/2005
         Expected Final Maturity   7/25/2009   1/25/2008   4/25/2007  10/25/2006   6/25/2006   3/25/2006
         Window                       1 - 53      1 - 35      1 - 26      1 - 20      1 - 16      1 - 13
A-2B-2   WAL (yrs)                      6.32        4.21        3.00        2.17        1.75        1.45
         First Payment Date        7/25/2009   1/25/2008   4/25/2007  10/25/2006   6/25/2006   3/25/2006
         Expected Final Maturity   2/25/2014   3/25/2011   7/25/2009  11/25/2007   5/25/2007  12/25/2006
         Window                     53 - 108     35 - 73     26 - 53     20 - 33     16 - 27     13 - 22
A-2B-3   WAL (yrs)                     13.00        8.94        6.62        4.96        3.37        2.33
         First Payment Date        2/25/2014   3/25/2011   7/25/2009  11/25/2007   5/25/2007  12/25/2006
         Expected Final Maturity   6/25/2020  10/25/2015   1/25/2013   4/25/2011   2/25/2010   1/25/2008
         Window                    108 - 184    73 - 128     53 - 95     33 - 74     27 - 60     22 - 35
M-1      WAL (yrs)                     10.30        7.03        5.30        4.58        4.58        4.06
         First Payment Date        3/25/2010   6/25/2008   5/25/2008   9/25/2008   1/25/2009   1/25/2008
         Expected Final Maturity   6/25/2020  10/25/2015   1/25/2013   4/25/2011   2/25/2010   3/25/2009
         Window                     61 - 184    40 - 128     39 - 95     43 - 74     47 - 60     35 - 49
M-2      WAL (yrs)                     10.30        7.03        5.27        4.40        4.05        3.92
         First Payment Date        3/25/2010   6/25/2008   4/25/2008   6/25/2008   8/25/2008   9/25/2008
         Expected Final Maturity   6/25/2020  10/25/2015   1/25/2013   4/25/2011   2/25/2010   3/25/2009
         Window                     61 - 184    40 - 128     38 - 95     40 - 74     42 - 60     43 - 49
M-3      WAL (yrs)                     10.30        7.03        5.26        4.34        3.89        3.63
         First Payment Date        3/25/2010   6/25/2008   4/25/2008   5/25/2008   7/25/2008   7/25/2008
         Expected Final Maturity   6/25/2020  10/25/2015   1/25/2013   4/25/2011   2/25/2010   3/25/2009
         Window                     61 - 184    40 - 128     38 - 95     39 - 74     41 - 60     41 - 49
B-1      WAL (yrs)                     10.30        7.03        5.25        4.32        3.84        3.55
         First Payment Date        3/25/2010   6/25/2008   3/25/2008   4/25/2008   6/25/2008   6/25/2008
         Expected Final Maturity   6/25/2020  10/25/2015   1/25/2013   4/25/2011   2/25/2010   3/25/2009
         Window                     61 - 184    40 - 128     37 - 95     38 - 74     40 - 60     40 - 49
B-2      WAL (yrs)                     10.30        7.03        5.25        4.29        3.80        3.48
         First Payment Date        3/25/2010   6/25/2008   3/25/2008   4/25/2008   5/25/2008   5/25/2008
         Expected Final Maturity   6/25/2020  10/25/2015   1/25/2013   4/25/2011   2/25/2010   3/25/2009
         Window                     61 - 184    40 - 128     37 - 95     38 - 74     39 - 60     39 - 49
B-3      WAL (yrs)                     10.30        7.03        5.25        4.29        3.79        3.43
         First Payment Date        3/25/2010   6/25/2008   3/25/2008   4/25/2008   5/25/2008   4/25/2008
         Expected Final Maturity   6/25/2020  10/25/2015   1/25/2013   4/25/2011   2/25/2010   3/25/2009
         Window                     61 - 184    40 - 128     37 - 95     38 - 74     39 - 60     38 - 49


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

PPC (%)                               50          75         100         125         150         175
                                  ----------  ----------  ----------  ----------  ----------  ----------
A-2A     WAL (yrs)                      5.75        3.94        2.90        2.19        1.63        1.13
         First Payment Date        3/25/2005   3/25/2005   3/25/2005   3/25/2005   3/25/2005   3/25/2005
         Expected Final Maturity   6/25/2032   6/25/2027   7/25/2022  11/25/2018   4/25/2016   1/25/2008
         Window                      1 - 328     1 - 268     1 - 209     1 - 165     1 - 134      1 - 35
A-2B-1   WAL (yrs)                      2.05        1.35        1.00        0.79        0.64        0.54
         First Payment Date        3/25/2005   3/25/2005   3/25/2005   3/25/2005   3/25/2005   3/25/2005
         Expected Final Maturity   7/25/2009   1/25/2008   4/25/2007  10/25/2006   6/25/2006   3/25/2006
         Window                       1 - 53      1 - 35      1 - 26      1 - 20      1 - 16      1 - 13
A-2B-2   WAL (yrs)                      6.32        4.21        3.00        2.17        1.75        1.45
         First Payment Date        7/25/2009   1/25/2008   4/25/2007  10/25/2006   6/25/2006   3/25/2006
         Expected Final Maturity   2/25/2014   3/25/2011   7/25/2009  11/25/2007   5/25/2007  12/25/2006
         Window                     53 - 108     35 - 73     26 - 53     20 - 33     16 - 27     13 - 22
A-2B-3   WAL (yrs)                     14.71       10.33        7.70        5.82        4.06        2.33
         First Payment Date        2/25/2014   3/25/2011   7/25/2009  11/25/2007   5/25/2007  12/25/2006
         Expected Final Maturity   6/25/2032   6/25/2027   7/25/2022  11/25/2018   4/25/2016   1/25/2008
         Window                    108 - 328    73 - 268    53 - 209    33 - 165    27 - 134     22 - 35
M-1      WAL (yrs)                     11.17        7.73        5.84        5.01        4.94        5.77
         First Payment Date        3/25/2010   6/25/2008   5/25/2008   9/25/2008   1/25/2009   1/25/2008
         Expected Final Maturity   1/25/2030   2/25/2024   8/25/2019   7/25/2016   5/25/2014   5/25/2014
         Window                     61 - 299    40 - 228    39 - 174    43 - 137    47 - 111    35 - 111
M-2      WAL (yrs)                     11.10        7.65        5.75        4.78        4.35        4.20
         First Payment Date        3/25/2010   6/25/2008   4/25/2008   6/25/2008   8/25/2008   9/25/2008
         Expected Final Maturity   6/25/2028   6/25/2022   3/25/2018   6/25/2015   6/25/2013  12/25/2011
         Window                     61 - 280    40 - 208    38 - 157    40 - 124    42 - 100     43 - 82
M-3      WAL (yrs)                     11.00        7.57        5.68        4.67        4.16        3.86
         First Payment Date        3/25/2010   6/25/2008   4/25/2008   5/25/2008   7/25/2008   7/25/2008
         Expected Final Maturity   6/25/2026   7/25/2020   9/25/2016   3/25/2014   6/25/2012   2/25/2011
         Window                     61 - 256    40 - 185    38 - 139    39 - 109     41 - 88     41 - 72
B-1      WAL (yrs)                     10.92        7.50        5.61        4.61        4.07        3.74
         First Payment Date        3/25/2010   6/25/2008   3/25/2008   4/25/2008   6/25/2008   6/25/2008
         Expected Final Maturity   6/25/2025   9/25/2019   1/25/2016   9/25/2013   1/25/2012  10/25/2010
         Window                     61 - 244    40 - 175    37 - 131    38 - 103     40 - 83     40 - 68
B-2      WAL (yrs)                     10.81        7.41        5.54        4.53        3.98        3.64
         First Payment Date        3/25/2010   6/25/2008   3/25/2008   4/25/2008   5/25/2008   5/25/2008
         Expected Final Maturity   5/25/2024  10/25/2018   4/25/2015   2/25/2013   7/25/2011   6/25/2010
         Window                     61 - 231    40 - 164    37 - 122     38 - 96     39 - 77     39 - 64
B-3      WAL (yrs)                     10.69        7.31        5.46        4.47        3.93        3.55
         First Payment Date        3/25/2010   6/25/2008   3/25/2008   4/25/2008   5/25/2008   4/25/2008
         Expected Final Maturity   3/25/2023  10/25/2017   8/25/2014   7/25/2012   2/25/2011   1/25/2010
         Window                     61 - 217    40 - 152    37 - 114     38 - 89     39 - 72     38 - 59


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

CPR (%)                                         20           25           30
                                            ----------   ----------   ----------
A-2A              WAL (yrs)                       3.35         2.61         2.06
                  First Payment Date         3/25/2005    3/25/2005    3/25/2005
                  Expected Final Maturity   12/25/2014   12/25/2012    6/25/2011
                  Window                       1 - 118       1 - 94       1 - 76
A-2B-1            WAL (yrs)                       1.23         0.97         0.79
                  First Payment Date         3/25/2005    3/25/2005    3/25/2005
                  Expected Final Maturity   10/25/2007    3/25/2007   10/25/2006
                  Window                        1 - 32       1 - 25       1 - 20
A-2B-2            WAL (yrs)                       3.87         2.93         2.23
                  First Payment Date        10/25/2007    3/25/2007   10/25/2006
                  Expected Final Maturity    9/25/2010    7/25/2009   12/25/2007
                  Window                       32 - 67      25 - 53      20 - 34
A-2B-3            WAL (yrs)                       8.26         6.54         5.18
                  First Payment Date         9/25/2010    7/25/2009   12/25/2007
                  Expected Final Maturity   12/25/2014   12/25/2012    6/25/2011
                  Window                      67 - 118      53 - 94      34 - 76
M-1               WAL (yrs)                       6.49         5.25         4.63
                  First Payment Date         3/25/2008    5/25/2008    8/25/2008
                  Expected Final Maturity   12/25/2014   12/25/2012    6/25/2011
                  Window                      37 - 118      39 - 94      42 - 76
M-2               WAL (yrs)                       6.49         5.21         4.48
                  First Payment Date         3/25/2008    4/25/2008    6/25/2008
                  Expected Final Maturity   12/25/2014   12/25/2012    6/25/2011
                  Window                      37 - 118      38 - 94      40 - 76
M-3               WAL (yrs)                       6.49         5.20         4.42
                  First Payment Date         3/25/2008    4/25/2008    5/25/2008
                  Expected Final Maturity   12/25/2014   12/25/2012    6/25/2011
                  Window                      37 - 118      38 - 94      39 - 76
B-1               WAL (yrs)                       6.49         5.19         4.41
                  First Payment Date         3/25/2008    3/25/2008    4/25/2008
                  Expected Final Maturity   12/25/2014   12/25/2012    6/25/2011
                  Window                      37 - 118      37 - 94      38 - 76
B-2               WAL (yrs)                       6.49         5.18         4.39
                  First Payment Date         3/25/2008    3/25/2008    4/25/2008
                  Expected Final Maturity   12/25/2014   12/25/2012    6/25/2011
                  Window                      37 - 118      37 - 94      38 - 76
B-3               WAL (yrs)                       6.49         5.18         4.39
                  First Payment Date         3/25/2008    3/25/2008    4/25/2008
                  Expected Final Maturity   12/25/2014   12/25/2012    6/25/2011
                  Window                      37 - 118      37 - 94      38 - 76

CPR Sensitivity
To MATURITY

CPR (%)                                         20           25           30
                                            ----------   ----------   ----------
A-2A              WAL (yrs)                       3.63         2.84         2.26
                  First Payment Date         3/25/2005    3/25/2005    3/25/2005
                  Expected Final Maturity    3/25/2026    5/25/2022    5/25/2019
                  Window                       1 - 253      1 - 207      1 - 171
A-2B-1            WAL (yrs)                       1.23         0.97         0.79
                  First Payment Date         3/25/2005    3/25/2005    3/25/2005
                  Expected Final Maturity   10/25/2007    3/25/2007   10/25/2006
                  Window                        1 - 32       1 - 25       1 - 20
A-2B-2            WAL (yrs)                       3.87         2.93         2.23
                  First Payment Date        10/25/2007    3/25/2007   10/25/2006
                  Expected Final Maturity    9/25/2010    7/25/2009   12/25/2007
                  Window                       32 - 67      25 - 53      20 - 34
A-2B-3            WAL (yrs)                       9.60         7.61         6.08
                  First Payment Date         9/25/2010    7/25/2009   12/25/2007
                  Expected Final Maturity    3/25/2026    5/25/2022    5/25/2019
                  Window                      67 - 253     53 - 207     34 - 171
M-1               WAL (yrs)                       7.16         5.78         5.09
                  First Payment Date         3/25/2008    5/25/2008    8/25/2008
                  Expected Final Maturity   12/25/2022    6/25/2019   11/25/2016
                  Window                      37 - 214     39 - 172     42 - 141
M-2               WAL (yrs)                       7.09         5.69         4.88
                  First Payment Date         3/25/2008    4/25/2008    6/25/2008
                  Expected Final Maturity    4/25/2021    2/25/2018   10/25/2015
                  Window                      37 - 194     38 - 156     40 - 128
M-3               WAL (yrs)                       7.00         5.61         4.77
                  First Payment Date         3/25/2008    4/25/2008    5/25/2008
                  Expected Final Maturity    6/25/2019    7/25/2016    6/25/2014
                  Window                      37 - 172     38 - 137     39 - 112
B-1               WAL (yrs)                       6.94         5.55         4.71
                  First Payment Date         3/25/2008    3/25/2008    4/25/2008
                  Expected Final Maturity    9/25/2018   12/25/2015   12/25/2013
                  Window                      37 - 163     37 - 130     38 - 106
B-2               WAL (yrs)                       6.85         5.47         4.63
                  First Payment Date         3/25/2008    3/25/2008    4/25/2008
                  Expected Final Maturity   10/25/2017    3/25/2015    5/25/2013
                  Window                      37 - 152     37 - 121      38 - 99
B-3               WAL (yrs)                       6.76         5.39         4.57
                  First Payment Date         3/25/2008    3/25/2008    4/25/2008
                  Expected Final Maturity   12/25/2016    6/25/2014   10/25/2012
                  Window                      37 - 142     37 - 112      38 - 92


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Breakeven CDR Analysis

Assumptions:

PPC: 100%

Triggers in effect (i.e., Triggers Failing)

Sequential Trigger is never in effect

Forward LIBOR

Lag to Recovery: 12 Months

Loss Severity: 50%

Breakeven CDR produces the 1st dollar of writedown

To Maturity

Class    CDR      Cumulative Loss (1)
-----   ------    -------------------
 M-1    14.256%          17.51%
 M-2     9.774%          13.25%
 M-3     8.599%          11.98%
 B-1     7.565%          10.80%
 B-2     6.758%           9.84%
 B-3     6.294%           9.27%

(1)   As a percentage of the mortgage loan balance as of the Cut-off Date.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Schedule of Available Funds and Supplement Interest Rate Cap Rates (Cash
Cap)(1)(2)

Distribution Date   A-2A Cap (%)   A-2B-1 Cap (%)   A-2B-2 Cap (%)   A-2B-3 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)
-----------------   ------------   --------------   --------------   --------------   -----------   -----------   -----------
                     Actual/360      Actual/360       Actual/360       Actual/360     Actual/360    Actual/360    Actual/360
       March 2005          10.00            10.00            10.00            10.00          9.50          9.50          9.50
       April 2005          10.00            10.00            10.00            10.00          9.50          9.50          9.50
         May 2005          10.00            10.00            10.00            10.00          9.50          9.50          9.50
        June 2005          10.00            10.00            10.00            10.00          9.50          9.50          9.50
        July 2005          10.00            10.00            10.00            10.00          9.50          9.50          9.50
      August 2005          10.00            10.00            10.00            10.00          9.50          9.50          9.50
   September 2005          10.00            10.00            10.00            10.00          9.50          9.50          9.50
     October 2005          10.00            10.00            10.00            10.00          9.50          9.50          9.50
    November 2005          10.00            10.00            10.00            10.00          9.50          9.50          9.50
    December 2005          10.00            10.00            10.00            10.00          9.50          9.50          9.50
     January 2006          10.00            10.00            10.00            10.00          9.50          9.50          9.50
    February 2006          10.00            10.00            10.00            10.00          9.50          9.50          9.50
       March 2006          10.00            10.00            10.00            10.00          9.50          9.50          9.50
       April 2006          10.00            10.00            10.00            10.00          9.50          9.50          9.50
         May 2006          10.00            10.00            10.00            10.00          9.50          9.50          9.50
        June 2006          10.00            10.00            10.00            10.00          9.50          9.50          9.50
        July 2006          10.00            10.00            10.00            10.00          9.50          9.50          9.50
      August 2006          10.00            10.00            10.00            10.00          9.50          9.50          9.50
   September 2006          10.00            10.00            10.00            10.00          9.50          9.50          9.50
     October 2006          10.00            10.00            10.00            10.00          9.50          9.50          9.50
    November 2006          10.00            10.00            10.00            10.00          9.50          9.50          9.50
    December 2006          10.00            10.00            10.00            10.00          9.50          9.50          9.50
     January 2007          10.00            10.00            10.00            10.00          9.50          9.50          9.50
    February 2007          10.00            10.00            10.00            10.00          9.50          9.50          9.50
       March 2007          10.00            10.00            10.00            10.00          9.50          9.50          9.50
       April 2007          10.00            10.00            10.00            10.00          9.50          9.50          9.50
         May 2007          10.00               --            10.00            10.00          9.50          9.50          9.50
        June 2007          10.00               --            10.00            10.00          9.50          9.50          9.50
        July 2007          10.00               --            10.00            10.00          9.50          9.50          9.50
      August 2007          10.00               --            10.00            10.00          9.50          9.50          9.50
   September 2007          10.00               --            10.00            10.00          9.50          9.50          9.50
     October 2007          10.00               --            10.00            10.00          9.50          9.50          9.50
    November 2007          10.40               --            10.40            10.40          9.53          9.53          9.53
    December 2007          10.78               --            10.78            10.78          9.85          9.85          9.85
     January 2008          10.47               --            10.47            10.47          9.53          9.53          9.53
    February 2008          10.52               --            10.52            10.52          9.53          9.53          9.53
       March 2008          34.51               --            34.51            34.51         10.19         10.19         10.19
       April 2008          12.86               --            12.86            12.86          9.53          9.53          9.53
         May 2008          14.05               --            14.05            14.05         10.62         10.62         10.62
        June 2008          13.52               --            13.52            13.52         10.28         10.28         10.28
        July 2008          13.89               --            13.89            13.89         10.62         10.62         10.62
      August 2008          13.36               --            13.36            13.36         10.28         10.28         10.28
   September 2008          13.36               --            13.36            13.36         10.28         10.28         10.28
     October 2008          13.81               --            13.81            13.81         10.62         10.62         10.62
    November 2008          13.51               --            13.51            13.51         10.43         10.43         10.43
    December 2008          13.96               --            13.96            13.96         10.77         10.77         10.77
     January 2009          13.51               --            13.51            13.51         10.42         10.42         10.42
    February 2009          13.51               --            13.51            13.51         10.42         10.42         10.42
       March 2009          14.95               --            14.95            14.95         11.54         11.54         11.54
       April 2009          13.51               --            13.51            13.51         10.43         10.43         10.43
         May 2009          14.11               --            14.11            14.11         10.92         10.92         10.92
        June 2009          13.65               --            13.65            13.65         10.57         10.57         10.57
        July 2009          14.11               --            14.11            14.11         10.92         10.92         10.92
      August 2009          13.65               --            13.65            13.65         10.57         10.57         10.57
   September 2009          13.65               --               --            13.65         10.57         10.57         10.57
     October 2009          14.11               --               --            14.11         10.92         10.92         10.92
    November 2009          13.96               --               --            13.96         10.85         10.85         10.85
    December 2009          14.43               --               --            14.43         11.21         11.21         11.21
     January 2010          13.96               --               --            13.96         10.85         10.85         10.85
    February 2010          13.97               --               --            13.97         10.85         10.85         10.85
       March 2010          15.46               --               --            15.46         12.01         12.01         12.01
       April 2010          13.97               --               --            13.97         10.85         10.85         10.85
         May 2010          14.53               --               --            14.53         11.30         11.30         11.30
        June 2010          14.06               --               --            14.06         10.94         10.94         10.94
        July 2010          14.53               --               --            14.53         11.30         11.30         11.30
      August 2010          14.06               --               --            14.06         10.94         10.94         10.94
   September 2010          14.06               --               --            14.06         10.94         10.94         10.94
     October 2010          14.53               --               --            14.53         11.30         11.30         11.30

Distribution Date   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
-----------------   -----------   -----------   -----------
                    Actual/360    Actual/360    Actual/360
       March 2005          9.50          9.50          9.50
       April 2005          9.50          9.50          9.50
         May 2005          9.50          9.50          9.50
        June 2005          9.50          9.50          9.50
        July 2005          9.50          9.50          9.50
      August 2005          9.50          9.50          9.50
   September 2005          9.50          9.50          9.50
     October 2005          9.50          9.50          9.50
    November 2005          9.50          9.50          9.50
    December 2005          9.50          9.50          9.50
     January 2006          9.50          9.50          9.50
    February 2006          9.50          9.50          9.50
       March 2006          9.50          9.50          9.50
       April 2006          9.50          9.50          9.50
         May 2006          9.50          9.50          9.50
        June 2006          9.50          9.50          9.50
        July 2006          9.50          9.50          9.50
      August 2006          9.50          9.50          9.50
   September 2006          9.50          9.50          9.50
     October 2006          9.50          9.50          9.50
    November 2006          9.50          9.50          9.50
    December 2006          9.50          9.50          9.50
     January 2007          9.50          9.50          9.50
    February 2007          9.50          9.50          9.50
       March 2007          9.50          9.50          9.50
       April 2007          9.50          9.50          9.50
         May 2007          9.50          9.50          9.50
        June 2007          9.50          9.50          9.50
        July 2007          9.50          9.50          9.50
      August 2007          9.50          9.50          9.50
   September 2007          9.50          9.50          9.50
     October 2007          9.50          9.50          9.50
    November 2007          9.53          9.53          9.53
    December 2007          9.85          9.85          9.85
     January 2008          9.53          9.53          9.53
    February 2008          9.53          9.53          9.53
       March 2008         10.19         10.19         10.19
       April 2008          9.53          9.53          9.53
         May 2008         10.62         10.62         10.62
        June 2008         10.28         10.28         10.28
        July 2008         10.62         10.62         10.62
      August 2008         10.28         10.28         10.28
   September 2008         10.28         10.28         10.28
     October 2008         10.62         10.62         10.62
    November 2008         10.43         10.43         10.43
    December 2008         10.77         10.77         10.77
     January 2009         10.42         10.42         10.42
    February 2009         10.42         10.42         10.42
       March 2009         11.54         11.54         11.54
       April 2009         10.43         10.43         10.43
         May 2009         10.92         10.92         10.92
        June 2009         10.57         10.57         10.57
        July 2009         10.92         10.92         10.92
      August 2009         10.57         10.57         10.57
   September 2009         10.57         10.57         10.57
     October 2009         10.92         10.92         10.92
    November 2009         10.85         10.85         10.85
    December 2009         11.21         11.21         11.21
     January 2010         10.85         10.85         10.85
    February 2010         10.85         10.85         10.85
       March 2010         12.01         12.01         12.01
       April 2010         10.85         10.85         10.85
         May 2010         11.30         11.30         11.30
        June 2010         10.94         10.94         10.94
        July 2010         11.30         11.30         11.30
      August 2010         10.94         10.94         10.94
   September 2010         10.94         10.94         10.94
     October 2010         11.30         11.30         11.30

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Schedule of Available Funds and Supplement Interest Rate Cap Rates (Cash
Cap)(1)(2)

Distribution Date   A-2A Cap (%)   A-2B-1 Cap (%)   A-2B-2 Cap (%)   A-2B-3 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)
-----------------   ------------   --------------   --------------   --------------   -----------   -----------   -----------
                     Actual/360      Actual/360       Actual/360       Actual/360     Actual/360    Actual/360    Actual/360
    November 2010          14.15               --               --            14.15         11.03         11.03         11.03
    December 2010          14.62               --               --            14.62         11.40         11.40         11.40
     January 2011          14.15               --               --            14.15         11.03         11.03         11.03
    February 2011          14.15               --               --            14.15         11.03         11.03         11.03
       March 2011          15.67               --               --            15.67         12.21         12.21         12.21
       April 2011          14.15               --               --            14.15         11.03         11.03         11.03
         May 2011          14.72               --               --            14.72         11.49         11.49         11.49
        June 2011          14.25               --               --            14.25         11.12         11.12         11.12
        July 2011          14.72               --               --            14.72         11.49         11.49         11.49
      August 2011          14.25               --               --            14.25         11.11         11.11         11.11
   September 2011          14.25               --               --            14.25         11.11         11.11         11.11
     October 2011          14.72               --               --            14.72         11.48         11.48         11.48
    November 2011          14.25               --               --            14.25         11.11         11.11         11.11
    December 2011          14.72               --               --            14.72         11.48         11.48         11.48
     January 2012          14.25               --               --            14.25         11.11         11.11         11.11
    February 2012          14.25               --               --            14.25         11.11         11.11         11.11
       March 2012          15.23               --               --            15.23         11.88         11.88         11.88
       April 2012          14.25               --               --            14.25         11.11         11.11         11.11
         May 2012          14.72               --               --            14.72         11.48         11.48         11.48
        June 2012          14.25               --               --            14.25         11.11         11.11         11.11
        July 2012          14.72               --               --            14.72         11.48         11.48         11.48
      August 2012          14.25               --               --            14.25         11.11         11.11         11.11
   September 2012          14.25               --               --            14.25         11.11         11.11         11.11
     October 2012          14.73               --               --            14.73         11.48         11.48         11.48
    November 2012          14.25               --               --            14.25         11.11         11.11         11.11
    December 2012          14.73               --               --            14.73         11.48         11.48         11.48
     January 2013          14.25               --               --            14.25         11.11         11.11         11.11
    February 2013          12.89               --               --            12.89         11.11         11.11         11.11
       March 2013          13.24               --               --            13.24         12.30         12.30         12.30
       April 2013          11.99               --               --            11.99         11.11         11.11         11.11
         May 2013          12.41               --               --            12.41         11.48         11.48         11.48
        June 2013          12.03               --               --            12.03         11.10         11.10         11.10
        July 2013          12.46               --               --            12.46         11.47         11.47         11.47
      August 2013          12.08               --               --            12.08         11.10         11.10         11.10
   September 2013          12.11               --               --            12.11         11.10         11.10         11.10
     October 2013          12.54               --               --            12.54         11.47         11.47         11.47
    November 2013          12.16               --               --            12.16         11.10         11.10         11.10
    December 2013          12.59               --               --            12.59         11.47         11.47         11.47
     January 2014          12.22               --               --            12.22         11.10         11.10         11.10
    February 2014          12.24               --               --            12.24         11.10         11.10         11.10
       March 2014          13.59               --               --            13.59         12.29         12.29         12.29
       April 2014          12.31               --               --            12.31         11.10         11.10         11.10
         May 2014          12.75               --               --            12.75         11.47         11.47         11.47
        June 2014          12.37               --               --            12.37         11.10         11.10         11.10
        July 2014          12.82               --               --            12.82         11.47         11.47         11.47
      August 2014          12.44               --               --            12.44         11.10         11.10         11.10
   September 2014          12.47               --               --            12.47         11.10         11.10         11.10
     October 2014          12.92               --               --            12.92         11.47         11.47         11.47
    November 2014          12.54               --               --            12.54         11.10         11.10         11.10
    December 2014          13.00               --               --            13.00         11.47         11.47         11.47
     January 2015          12.62               --               --            12.62         11.10         11.10         11.10
    February 2015          12.66               --               --            12.66         11.10         11.10         11.10
       March 2015          14.06               --               --            14.06         12.29         12.29         12.29
       April 2015          12.74               --               --            12.74         11.10         11.10         11.10
         May 2015          13.21               --               --            13.21         11.47         11.47         11.47
        June 2015          12.83               --               --            12.83         11.10         11.10         11.10
        July 2015          13.30               --               --            13.30         11.47         11.47         11.47
      August 2015          12.92               --               --            12.92         11.10         11.10         11.10
   September 2015          12.97               --               --            12.97         11.10         11.10         11.10
     October 2015          13.45               --               --            13.45         11.47         11.47         11.47
    November 2015          13.06               --               --            13.06         11.10         11.10         11.10
    December 2015          13.55               --               --            13.55         11.47         11.47         11.47
     January 2016          13.17               --               --            13.17         11.10         11.10         11.10
    February 2016          13.22               --               --            13.22         11.09         11.09         11.09
       March 2016          14.19               --               --            14.19         11.86         11.86         11.86
       April 2016          13.33               --               --            13.33         11.09         11.09         11.09
         May 2016          13.84               --               --            13.84         11.46         11.46         11.46
        June 2016          13.45               --               --            13.45         11.09         11.09         11.09

Distribution Date   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
-----------------   -----------   -----------   -----------
                    Actual/360    Actual/360    Actual/360
    November 2010         11.03         11.03         11.03
    December 2010         11.40         11.40         11.40
     January 2011         11.03         11.03         11.03
    February 2011         11.03         11.03         11.03
       March 2011         12.21         12.21         12.21
       April 2011         11.03         11.03         11.03
         May 2011         11.49         11.49         11.49
        June 2011         11.12         11.12         11.12
        July 2011         11.49         11.49         11.49
      August 2011         11.11         11.11         11.11
   September 2011         11.11         11.11         11.11
     October 2011         11.48         11.48         11.48
    November 2011         11.11         11.11         11.11
    December 2011         11.48         11.48         11.48
     January 2012         11.11         11.11         11.11
    February 2012         11.11         11.11         11.11
       March 2012         11.88         11.88         11.88
       April 2012         11.11         11.11         11.11
         May 2012         11.48         11.48         11.48
        June 2012         11.11         11.11         11.11
        July 2012         11.48         11.48         11.48
      August 2012         11.11         11.11         11.11
   September 2012         11.11         11.11         11.11
     October 2012         11.48         11.48         11.48
    November 2012         11.11         11.11         11.11
    December 2012         11.48         11.48         11.48
     January 2013         11.11         11.11         11.11
    February 2013         11.11         11.11         11.11
       March 2013         12.30         12.30         12.30
       April 2013         11.11         11.11         11.11
         May 2013         11.48         11.48         11.48
        June 2013         11.10         11.10         11.10
        July 2013         11.47         11.47         11.47
      August 2013         11.10         11.10         11.10
   September 2013         11.10         11.10         11.10
     October 2013         11.47         11.47         11.47
    November 2013         11.10         11.10         11.10
    December 2013         11.47         11.47         11.47
     January 2014         11.10         11.10         11.10
    February 2014         11.10         11.10         11.10
       March 2014         12.29         12.29         12.29
       April 2014         11.10         11.10         11.10
         May 2014         11.47         11.47         11.47
        June 2014         11.10         11.10         11.10
        July 2014         11.47         11.47         11.47
      August 2014         11.10         11.10         11.10
   September 2014         11.10         11.10         11.10
     October 2014         11.47         11.47            --
    November 2014         11.10         11.10            --
    December 2014         11.47         11.47            --
     January 2015         11.10         11.10            --
    February 2015         11.10         11.10            --
       March 2015         12.29         12.29            --
       April 2015         11.10         11.10            --
         May 2015         11.47         11.47            --
        June 2015         11.10         11.10            --
        July 2015         11.47            --            --
      August 2015         11.10            --            --
   September 2015         11.10            --            --
     October 2015         11.47            --            --
    November 2015         11.10            --            --
    December 2015         11.47            --            --
     January 2016         11.10            --            --
    February 2016         11.09            --            --
       March 2016         11.86            --            --
       April 2016            --            --            --
         May 2016            --            --            --
        June 2016            --            --            --

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

Schedule of Available Funds and Supplement Interest Rate Cap Rates (Cash
Cap)(1)(2)

Distribution Date   A-2A Cap (%)   A-2B-1 Cap (%)   A-2B-2 Cap (%)   A-2B-3 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)
-----------------   ------------   --------------   --------------   --------------   -----------   -----------   -----------
                     Actual/360      Actual/360       Actual/360       Actual/360     Actual/360    Actual/360    Actual/360
        July 2016          13.96               --               --            13.96         11.46         11.46         11.46
      August 2016          13.57               --               --            13.57         11.09         11.09         11.09
   September 2016          13.64               --               --            13.64         11.09         11.09         11.09
     October 2016          14.16               --               --            14.16         11.46         11.46         11.46
    November 2016          13.77               --               --            13.77         11.09         11.09         11.09
    December 2016          14.30               --               --            14.30         11.46         11.46            --
     January 2017          13.91               --               --            13.91         11.09         11.09            --
    February 2017          13.99               --               --            13.99         11.09         11.09            --
       March 2017          15.57               --               --            15.57         12.28         12.28            --
       April 2017          14.14               --               --            14.14         11.09         11.09            --
         May 2017          14.69               --               --            14.69         11.46         11.46            --
        June 2017          14.30               --               --            14.30         11.09         11.09            --
        July 2017          14.86               --               --            14.86         11.46         11.46            --
      August 2017          14.47               --               --            14.47         11.09         11.09            --
   September 2017          14.56               --               --            14.56         11.09         11.09            --
     October 2017          15.14               --               --            15.14         11.46         11.46            --
    November 2017          14.74               --               --            14.74         11.09         11.09            --
    December 2017          15.33               --               --            15.33         11.46         11.46            --
     January 2018          14.93               --               --            14.93         11.09         11.09            --
    February 2018          15.03               --               --            15.03         11.09         11.09            --
       March 2018          16.76               --               --            16.76         12.28         12.28            --
       April 2018          15.24               --               --            15.24         11.09         11.09            --
         May 2018          15.86               --               --            15.86         11.46         11.46            --
        June 2018          15.46               --               --            15.46         11.09         11.09            --
        July 2018          16.10               --               --            16.10         11.46            --            --
      August 2018          15.70               --               --            15.70         11.09            --            --
   September 2018          15.82               --               --            15.82         11.09            --            --
     October 2018          16.47               --               --            16.47         11.46            --            --
    November 2018          16.07               --               --            16.07         11.09            --            --
    December 2018          16.74               --               --            16.74         11.46            --            --
     January 2019          16.33               --               --            16.33         11.09            --            --
    February 2019          16.47               --               --            16.47         11.09            --            --
       March 2019          18.39               --               --            18.39         12.28            --            --
       April 2019          16.76               --               --            16.76         11.09            --            --
         May 2019          17.47               --               --            17.47         11.46            --            --
        June 2019          17.06               --               --            17.06         11.09            --            --
        July 2019          17.79               --               --            17.79         11.46            --            --
      August 2019          17.38               --               --            17.38         11.09            --            --
   September 2019          17.55               --               --            17.55         11.09            --            --
     October 2019          18.31               --               --            18.31         11.46            --            --
    November 2019          17.89               --               --            17.89         11.09            --            --
    December 2019          18.70               --               --            18.70            --            --            --
     January 2020          18.40               --               --            18.40            --            --            --
    February 2020          18.73               --               --            18.73            --            --            --
       March 2020          20.39               --               --            20.39            --            --            --
       April 2020          19.44               --               --            19.44            --            --            --
         May 2020          20.50               --               --            20.50            --            --            --
        June 2020          20.26               --               --            20.26            --            --            --
        July 2020          21.41               --               --            21.41            --            --            --
      August 2020          21.20               --               --            21.20            --            --            --
   September 2020          21.73               --               --            21.73            --            --            --
     October 2020          23.04               --               --            23.04            --            --            --
    November 2020          22.91               --               --            22.91            --            --            --
    December 2020          24.37               --               --            24.37            --            --            --
     January 2021          24.31               --               --            24.31            --            --            --
    February 2021          25.10               --               --            25.10            --            --            --
       March 2021          28.76               --               --            28.76            --            --            --
       April 2021          26.94               --               --            26.94            --            --            --
         May 2021          28.95               --               --            28.95            --            --            --
        June 2021          29.20               --               --            29.20            --            --            --
        July 2021          31.56               --               --            31.56            --            --            --
      August 2021          32.05               --               --            32.05            --            --            --
   September 2021          33.76               --               --            33.76            --            --            --
     October 2021          36.90               --               --            36.90            --            --            --
    November 2021          37.98               --               --            37.98            --            --            --
    December 2021          41.98               --               --            41.98            --            --            --
     January 2022          43.77               --               --            43.77            --            --            --
    February 2022          47.54               --               --            47.54            --            --            --
       March 2022          57.76               --               --            57.76            --            --            --
       April 2022          57.97               --               --            57.97            --            --            --
         May 2022          67.64               --               --            67.64            --            --            --
        June 2022          75.48               --               --            75.48            --            --            --
        July 2022          92.56               --               --            92.56            --            --            --
      August 2022         110.87               --               --           110.87            --            --            --
   September 2022         146.75               --               --           146.75            --            --            --
     October 2022         227.29               --               --           227.29            --            --            --
    November 2022              *               --               --                *            --            --            --
    December 2022             --               --               --               --            --            --            --

Distribution Date   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
-----------------   -----------   -----------   -----------
                    Actual/360    Actual/360    Actual/360
        July 2016            --            --            --
      August 2016            --            --            --
   September 2016            --            --            --
     October 2016            --            --            --
    November 2016            --            --            --
    December 2016            --            --            --
     January 2017            --            --            --
    February 2017            --            --            --
       March 2017            --            --            --
       April 2017            --            --            --
         May 2017            --            --            --
        June 2017            --            --            --
        July 2017            --            --            --
      August 2017            --            --            --
   September 2017            --            --            --
     October 2017            --            --            --
    November 2017            --            --            --
    December 2017            --            --            --
     January 2018            --            --            --
    February 2018            --            --            --
       March 2018            --            --            --
       April 2018            --            --            --
         May 2018            --            --            --
        June 2018            --            --            --
        July 2018            --            --            --
      August 2018            --            --            --
   September 2018            --            --            --
     October 2018            --            --            --
    November 2018            --            --            --
    December 2018            --            --            --
     January 2019            --            --            --
    February 2019            --            --            --
       March 2019            --            --            --
       April 2019            --            --            --
         May 2019            --            --            --
        June 2019            --            --            --
        July 2019            --            --            --
      August 2019            --            --            --
   September 2019            --            --            --
     October 2019            --            --            --
    November 2019            --            --            --
    December 2019            --            --            --
     January 2020            --            --            --
    February 2020            --            --            --
       March 2020            --            --            --
       April 2020            --            --            --
         May 2020            --            --            --
        June 2020            --            --            --
        July 2020            --            --            --
      August 2020            --            --            --
   September 2020            --            --            --
     October 2020            --            --            --
    November 2020            --            --            --
    December 2020            --            --            --
     January 2021            --            --            --
    February 2021            --            --            --
       March 2021            --            --            --
       April 2021            --            --            --
         May 2021            --            --            --
        June 2021            --            --            --
        July 2021            --            --            --
      August 2021            --            --            --
   September 2021            --            --            --
     October 2021            --            --            --
    November 2021            --            --            --
    December 2021            --            --            --
     January 2022            --            --            --
    February 2022            --            --            --
       March 2022            --            --            --
       April 2022            --            --            --
         May 2022            --            --            --
        June 2022            --            --            --
        July 2022            --            --            --
      August 2022            --            --            --
   September 2022            --            --            --
     October 2022            --            --            --
    November 2022            --            --            --
    December 2022            --            --            --

* On the distribution date in November 2022, the Class A-2A Certificate Balance will be $70,098 and the interest paid is $32,975. The Class A-2B-3 Certificate Balance will be $85,123 and the interest paid is $40,043.

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   January 31, 2005
First Franklin Mortgage Loan Trust 2005-FF1
--------------------------------------------------------------------------------

                           Interest Rate Cap Schedules

                                    Class A-2 Cap Notional Balance
                         -----------------------------------------------------
                                                                    Index Rate
     Distribution Date    Balance ($)    Strike (%)   Ceiling (%)   Multiplier
     -----------------   -------------   ----------   -----------   ----------
 1          March 2005   33,215,100.00         6.22          9.73        10.00
 2          April 2005   32,296,289.33         5.81          9.73        10.00
 3            May 2005   31,393,311.81         6.04          9.73        10.00
 4           June 2005   30,505,765.82         5.84          9.73        10.00
 5           July 2005   29,633,209.15         6.05          9.73        10.00
 6         August 2005   28,775,263.45         5.86          9.73        10.00
 7      September 2005   27,931,583.12         5.86          9.73        10.00
 8        October 2005   27,101,854.82         6.08          9.73        10.00
 9       November 2005   26,285,796.87         5.90          9.73        10.00
10       December 2005   25,483,221.75         6.12          9.73        10.00
11        January 2006   24,693,842.40         5.92          9.73        10.00
12       February 2006   23,918,837.47         5.93          9.73        10.00
13          March 2006   23,162,171.65         6.60          9.73        10.00
14          April 2006   22,423,411.70         5.95          9.73        10.00
15            May 2006   21,702,134.60         6.19          9.73        10.00
16           June 2006   20,997,957.91         5.99          9.73        10.00
17           July 2006   20,310,446.40         6.21          9.73        10.00
18         August 2006   19,639,206.36         6.01          9.73        10.00
19      September 2006   18,983,853.37         6.02          9.73        10.00
20        October 2006   18,344,012.06         6.24          9.73        10.00
21       November 2006   17,719,315.95         8.03          9.73        10.00
22       December 2006   17,110,617.28         8.32          9.73        10.00
23        January 2007   16,516,302.61         8.06          9.73        10.00
24       February 2007   15,936,032.55         8.08          9.73        10.00
25          March 2007   15,369,475.74         9.00          9.73        10.00
26          April 2007   14,816,308.63         8.12          9.73        10.00
27            May 2007   14,276,215.30         9.13          9.73        10.00
28           June 2007   13,749,153.38         8.85          9.73        10.00
29           July 2007   13,234,544.16         9.18          9.73        10.00
30         August 2007   12,732,093.90         8.90          9.73        10.00
31      September 2007   12,241,515.76         8.93          9.73        10.00
32        October 2007   11,762,529.69         9.27          9.73        10.00
33       November 2007              --           --            --           --

                Class M Cap Notional Balance
     -----------------------------------------------------
                                                Index Rate
      Balance ($)    Strike (%)   Ceiling (%)   Multiplier
     -------------   ----------   -----------   ----------
 1   16,115,100.00         5.75          8.86        10.00
 2   16,115,100.00         5.34          8.86        10.00
 3   16,115,100.00         5.55          8.86        10.00
 4   16,115,100.00         5.35          8.86        10.00
 5   16,115,100.00         5.55          8.86        10.00
 6   16,115,100.00         5.35          8.86        10.00
 7   16,115,100.00         5.35          8.86        10.00
 8   16,115,100.00         5.55          8.86        10.00
 9   16,115,100.00         5.37          8.86        10.00
10   16,115,100.00         5.57          8.86        10.00
11   16,115,100.00         5.37          8.86        10.00
12   16,115,100.00         5.37          8.86        10.00
13   16,115,100.00         6.01          8.86        10.00
14   16,115,100.00         5.37          8.86        10.00
15   16,115,100.00         5.59          8.86        10.00
16   16,115,100.00         5.38          8.86        10.00
17   16,115,100.00         5.59          8.86        10.00
18   16,115,100.00         5.38          8.86        10.00
19   16,115,100.00         5.38          8.86        10.00
20   16,115,100.00         5.59          8.86        10.00
21   16,115,100.00         7.21          8.86        10.00
22   16,115,100.00         7.47          8.86        10.00
23   16,115,100.00         7.21          8.86        10.00
24   16,115,100.00         7.21          8.86        10.00
25   16,115,100.00         8.05          8.86        10.00
26   16,115,100.00         7.21          8.86        10.00
27   16,115,100.00         8.11          8.86        10.00
28   16,115,100.00         7.82          8.86        10.00
29   16,115,100.00         8.11          8.86        10.00
30   16,115,100.00         7.82          8.86        10.00
31   16,115,100.00         7.82          8.86        10.00
32   16,115,100.00         8.12          8.86        10.00
33              --           --            --           --

                 Class B Cap Notional Balance
     ----------------------------------------------------
                                               Index Rate
     Balance ($)    Strike (%)   Ceiling (%)   Multiplier
     ------------   ----------   -----------   ----------
 1   4,692,600.00         4.39          7.50        10.00
 2   4,692,600.00         3.98          7.50        10.00
 3   4,692,600.00         4.19          7.50        10.00
 4   4,692,600.00         3.99          7.50        10.00
 5   4,692,600.00         4.19          7.50        10.00
 6   4,692,600.00         3.99          7.50        10.00
 7   4,692,600.00         3.99          7.50        10.00
 8   4,692,600.00         4.19          7.50        10.00
 9   4,692,600.00         4.01          7.50        10.00
10   4,692,600.00         4.21          7.50        10.00
11   4,692,600.00         4.01          7.50        10.00
12   4,692,600.00         4.01          7.50        10.00
13   4,692,600.00         4.65          7.50        10.00
14   4,692,600.00         4.01          7.50        10.00
15   4,692,600.00         4.23          7.50        10.00
16   4,692,600.00         4.02          7.50        10.00
17   4,692,600.00         4.23          7.50        10.00
18   4,692,600.00         4.02          7.50        10.00
19   4,692,600.00         4.02          7.50        10.00
20   4,692,600.00         4.23          7.50        10.00
21   4,692,600.00         5.85          7.50        10.00
22   4,692,600.00         6.11          7.50        10.00
23   4,692,600.00         5.85          7.50        10.00
24   4,692,600.00         5.85          7.50        10.00
25   4,692,600.00         6.69          7.50        10.00
26   4,692,600.00         5.85          7.50        10.00
27   4,692,600.00         6.75          7.50        10.00
28   4,692,600.00         6.46          7.50        10.00
29   4,692,600.00         6.75          7.50        10.00
30   4,692,600.00         6.46          7.50        10.00
31   4,692,600.00         6.46          7.50        10.00
32   4,692,600.00         6.76          7.50        10.00
33             --           --            --           --

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with, any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital, the investment banking division of Barclays Bank PLC, is authorised and regulated by the Financial Services Authority (`FSA') and a member of the London Stock Exchange.

BARCLAYS


                                       32